                                                                   EXHIBIT 10.17


                     SECOND AMENDMENT TO CREDIT AGREEMENT


THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment"), dated effective as of September 2, 1999, is made and entered into by and among ASD SYSTEMS, INC., a Texas corporation ("Borrower"), and COMERICA BANK-TEXAS, a state banking association ("Lender").

                                   RECITALS:

WHEREAS, Borrower and Lender are parties to that certain Credit Agreement dated as of May 13 1998, as previously amended by that certain First Amendment to Credit Agreement dated effective June 24, 1999, by and among Borrower and Lender (the "Credit Agreement"); and

WHEREAS, in connection with (a) the release of Norm Charney from liability under his Guaranty (as defined in the Credit Agreement) and (b) certain modifications to the financial and reporting covenants set forth in the Credit Agreement, Borrower and Lender have agreed, on the terms and conditions herein set forth, that the Credit Agreement be further amended in certain respects.

                                  AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, Borrower and Lender do hereby agree as follows:

Section 1. General Definitions. Except as expressly modified by this Second Amendment, capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein.

Section 2. Amendment of Definitions. The following definitions set forth in the Defined Terms Addendum of the Craft Agreement is hereby amended and restated in their entirety to hereafter be and read as follows:

     "Guarantor(s)" shall mean, as the context dictates, any Person(s) (other than the Borrower) who shall at any time hereafter, guarantee or otherwise be or become obligated for the repayment of all or any part of the Indebtedness.

     "Tangible Net Worth Adjustment" shall mean an amount equal to, on any day, the sum of (a) fifty percent (50%) of the aggregate Net Income of Borrower, on a consolidated basis, for each calendar month ending on or after August 31, 1999 through and including the calendar month ending on or immediately prior to the calendar month in which such determination day occurs (with no adjustment downward for any net losses), and (b) the aggregate of all equity added to the consolidated balance sheet of Borrower after the date hereof as a result of Borrower's issuance and sale of its stock or any other equity interest in Borrower.

Section 3. Amendment of Reporting Requirements. Section 4.3 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and road as follows:

     Reporting Requirements. Furnish to Bank, or cause to be furnished to Bank the following:

          (a) as soon as possible, and in any event within three (3) calendar days after becoming aware of the occurrence or existence of each Default or Event of Default hereunder or any material adverse change in the financial condition of any Borrower Party, a written statement of the chief financial officer of Borrower (or in his or her absence, a responsible senior officer of Borrower), setting forth details of such Default, Event of Default or change, and the action which Borrower has taken, or has caused to be taken or proposes to take, or to cause to be taken, with respect thereto;

          (b) as soon as available, and in any event within ninety (90) days after and as of the end of each fiscal year of Borrower, audited Financial Statements of Borrower and such of the Borrower Parties as may be required by the Bank, consolidated, as applicable, including a balance sheet income statement and statement of cash flows, for and as of such fiscal year then ending, with comparative numbers the preceding fiscal year, and such other comments and financial details as are usually included in similar reports. Such audited Financial Statements shall be prepared in accordance with GAAP by independent certified public accountants of recognized standing selected by Borrower and approved by Bank and shall contain unqualified opinions as to the fairness of the statements therein contained.

          (c) as soon as available, and in any event within thirty (30) days after and as of the end of each calendar month, including the last such reporting period of each of Borrower's fiscal years, Financial Statements of Borrower and such of the Borrower Parties as may be required by the Bank, consolidated, as applicable, for and as of such reporting period, including a balance sheet, income statement and statement of cash flows for and as of such reporting period then ending and for and as of that portion of the fiscal year then ending, with comparative numbers for the same period of the preceding fiscal year, in each cam, certified by the chief financial officer of Borrower and, as applicable, each Subsidiary and Borrower Party as to consistency with prior financial reports and accounting periods, accuracy and fairness of presentation;

          (d) as soon as available, and in any event within thirty (30) days after and as of the end of each calendar mouth, agings and reports of accounts receivable of Borrower and such of the Borrower Parties as may be required by the Bank, in form and detail satisfactory to Bank;

          (e) as soon as available, and in any event within thirty (30) days after and as of the end of each calendar month, agings and reports of accounts payable of Borrower and such of the Borrower Parties as may be required by the Bank, in form and detail satisfactory to Bank;

          (f) as soon as available, and in any event within thirty (30) days after and as of the end of each calendar month, a Borrowing Base Certificate dated as of the end of preceding calendar month;

          (g) simultaneously with the Financial Statements to be delivered to Bank pursuant to Sections (b) and (c) above, a Compliance Certificate, each dated as of the end of such month or year, as the case may be;

          (h) promptly, written notice of the occurrence of any Default or Event of Default or of any other act, occurrence, event, condition or circumstance which has had or could reasonably be expected to have a Material Adverse Effect;

          (i) promptly upon receipt thereof, copies of all management letters and, other substantive reports submitted to any Borrower Party by independent certified public accountants in connection with any annual audit of any such party;

          (j) promptly after filing of any of the same, a copy of Borrower's annual federal income tax return; and

          (k) promptly, and in form and detail satisfactory to Bank, such other information as Bank may request from time to time.

Section 4. Amendment of Financial Covenants. The Financial Covenants Addendum to the Credit Agreement is hereby deleted in its entirety and is replaced by the Financial Covenants Addendum in the form of Exhibit A attached to this First Amendment.

Section 5. Representations and Warranties. Borrower represents and warrants to Lender that the representations and warranties contained in Section 3 of the Credit Agreement and in all of the other Loan Documents are true and correct in all material respects on and as of the effective date hereof as though made on and as of such effective date, Borrower hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, or which, upon the giving of notice or the lapse of time, or both, would constitute a Default or an Event of Default. Additionally, Borrower hereby represents and warrants to Lender that the resolutions of the Board of Directors of Borrower which are set out in the Corporate Resolutions and Incumbency Certification dated May 13, 1999, executed and delivered to Lender by the Secretary of Borrower in connection with the Credit Agreement, remain in full force and effect as of the effective date hereof and have not been modified, amended, superseded or revoked.

Section 6. Ratification. Borrower hereby ratifies and confirms that the Credit Agreement, as amended hereby, is in full force and effect and is binding and enforceable against Borrower in accordance with the terms thereof.
Additionally, Borrower confirms and ratifies that the liens, security interests, and assignments granted in the Security Agreement (All Assets) and the Security Agreement (Intellectual Property), both dated May 13, 1999 and previously executed and delivered by Borrower to Lender in connection with the Loan are in full force and effect and continue to secure the Loans and all other Indebtedness of Borrower which is now or hereafter outstanding under the Credit Agreement, as amended hereby, and any other Loan Documents.

Section 7. Limitations. The consents and amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver, amendment or modification of any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified or amended hereby, the terms and provisions of the Credit Agreement, the Notes, and any other Loan Documents are and shall remain in full force and effect in the event of a conflict between this Second Amendment and any of the foregoing documents, the terms of this Second Amendment shall be controlling.

Section 8. Payment of Expenses. Borrower agrees to reimburse Lender for the payment of all costs and expenses arising in connection with the preparation, execution, and delivery of this Second Amendment and all other Loan Documents to be executed in connection herewith, including, without limitation, the reasonable fees and expenses of counsel for Lender. The provisions of this section shall survive the termination of the Credit Agreement and the repayment of the Loans.

Section 9. Descriptive Headings, etc. The descriptive headings of the several sections of this Second Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 10. Entire Agreement. This Second Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

Section 11. Counterparts; Facsimile Signatures. This Second Amendment may be executed in any number of counterparts and by different parties on separate Counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with Borrower and Lender. To facilitate the execution and delivery of this Second Amendment and any other Loan Documents required by Lender in connection herewith, the parties hereto may execute and exchange facsimile counterparts of the signature pages of this Second Amendment and any of such other Loan Documents required by Lender in connection herewith, and facsimile counterparts of such signature pages shall serve as originals of this Second Amendment and any such other Loan Documents.

Section 12. References to Credit Agreement. As used in the Credit Agreement (including all Exhibits thereto) and all other Loan Documents, on and subsequent to the effective date hereof, the terms "Agreement," "Credit Agreement" and "Loan Agreement" shall mean the Credit Agreement, as amended by this Second Amendment.

     THE CREDIT AGREEMENT, AS AMENDED HEREBY, TOGETHER ALL OTHER LOAN DOCUMENT'S (AS DEFINED IN THE CREDIT AGREEMENT) CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES TO IT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.


                                ASD SYSTEMS, INC.,
                                 a Texas corporation

                                        By:     /s/ Norm Charney
                                           ------------------------------------
                                        Name:  Norm Charney
                                        Title: President


                                COMERICA BANK-TEXAS,


                                        By:     /s/ Robin Ingari
                                           ------------------------------------
                                            Robin Ingari, Senior Vice President

                         FINANCIAL COVENANTS ADDENDUM

SECTION 1.  FINANCIAL COVENANTS.

     1.1 Tangible Net Worth. Maintain a Tangible Net Worth at all times of not less than the sum of (a) Ten Million dollars ($10,000,000.00) and (b) the applicable Tangible Net Worth Adjustment amount.

     1.2 Quick Ratio. Maintain a Quick Ratio at all times of not less than 2.00:1. The Quick Ratio shall be calculated as of the end of each calendar month, and shall be based upon the twelve (12) immediately preceding calendar months then ending.

     1.3 Debt-to-Worth Ratio. Maintain a Debt-to-Worth Ratio at all times of not more than 1.50:1. The Debt-to-Worth-Ratio shall be calculated as of the end of each calendar month, and shall be based upon the twelve (12) immediately preceding calendar months then ending.

                                   EXHIBIT A

                             RELEASE OF LIABILITY


THAT, WHEREAS, ASD Systems, Inc., a Texas corporation (the "Borrower"), is currently indebted to Comerica Bank - Texas ("Lender) under certain indebtedness (the "Debt") governed by a Credit Agreement dated May 13, 1999, executed by and between Borrower and Lender (as the same may be amended, the "Credit Agreement") and currently evidenced by the following described promissory notes (collectively the "Notes"):

     1. Revolving Credit Note in the face principal amount of $2,000,000.00, dated June 24, 1999, executed by Borrower payable to the order of Lender.

     2. Equipment Note in the face principal amount of $2,000,000.00, dated June 24, 1999, executed by Borrower payable to the order of Lender.

     WHEREAS, in connection with the Credit Agreement and the increase of the Debt governed thereby, Norm Charney executed and delivered to Lender a Guaranty dated June 24, 1999 (the Guaranty") whereby Norm Charney guaranteed payment of up to $2,500,000.00 of the Debt.

      WHEREAS, Lender is the current legal and equitable owner and holder of the Notes and all other documents, instruments and agreements executed in connection with or relating to the Credit Agreement and the Notes (collectively the "Loan Documents"); and

     WHEREAS, Lender now desires to formally evidence the release and discharge of Norm Charney from his obligations as a guarantor under the Guaranty:

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which we hereby acknowledged, and in further consideration of the premises herein contained, Lender does hereby agree as follows:

     1. Lender does hereby FOREVER RELEASE and DISCHARGE Norm Charney from any personal liability (a) for payment of the Debt and (b) for performance of his obligations under the Guaranty, provided however, that nothing contained herein shall be construed to excuse the party released hereby from legal responsibility for his own fraud. In such regard, the Guaranty is terminated and is of no further force or effect.

     2. It is specifically understood that (a) no modification or release of any obligations of the Borrower under the Notes or any other Loan Documents is made or intended to be made hereby, (b) no modification or release of any lien, security interest or assignment currently securing any of the Debt is made or intended to be made hereby, and (c) all such obligations, liens, security interests and assignments shall remain and continue to be valid and subsisting in accordance with the face, tenor, effect and reading of the same.

           EXECUTED AND DELIVERED to be effective September 2, 1999.

                                        COMERICA BANK - TEXAS

                                        By:          /s/ Robin Ingari
                                           -------------------------------
                                           Robin Ingari, Senior Vice President


ACCEPTED AND AGREED TO BY:

ASD SYSTEMS, INC.
a Texas corporation

By:   /s/ Norm Charney
   ----------------------
Name:  Norm Charney
Title: President



      /s/ Norm Charney
--------------------------
  Norm Charney
  Individually

[LOGO OF COMERICA APPEARS HERE]  Equipment Note
                                 Variable Rate-Maturity Date-Multiple
                                 Adavances (Business and Commercial Loans Only)

========================================================================================================
     AMOUNT                  NOTE DATE              MATURITY DATE            TAX IDENTIFICATION NUMBER
     $2,000,000.00           September 2, 1999      November 13, 2002        75-2737041
--------------------------------------------------------------------------------------------------------

On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank-Texas, a Texas banking association ("Bank"), at any office of the Bank in the State of Texas, Two Million Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or until Default, as later defined, at a per annum rate equal to the lesser of (a) the Maximum Rate, as later defined, or (b) Bank's prime rate from time to time in effect plus three-quarters of one percent (.75%), and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus three percent (3%) per annum (but in no event in excess of the Maximum Rate.) If on any day the prime rate for that day plus .75% shall exceed the Maximum Rate for that day, the rate of interest applicable to this Note shall be fixed at the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid principal balance of this Note equals the total amount of interest which would have accrued if there had been no Maximum Rate. The Bank's "prime rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Maximum Rate or the Bank's prime rate, as applicable, changes. Subject to the limitations hereinbelow set forth, interest shall be calculated on the basis of a 360-day year for actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the 13th day of each calendar month, commencing on September 13, 1999, until and including the Maturity Date (set forth above). Equal principal installments in an amount equal to 1/36 of the principal balance outstanding hereunder on November 13, 1999 shall be due and payable on the 13th day of each calendar month, commencing on December 13, 1999, until the Maturity Date (set forth above), when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to a reasonable amount not to exceed five percent (5%) of each late payment may be charged on any payment not received by the Bank within ten (10) calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The term "Maximum Rate" as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full. Advances under this Note shall be governed by the terms of that certain Credit Agreement (the "Credit Agreement") dated May 13, 1999 between the undersigned and the Bank, as amended by instruments dated effective June 24, 1999 and of even effective date herewith, and this Note is the Equipment Note, as defined in the Credit Agreement.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness"), are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust, mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has(have) given or give(s) Bank a deed of trust or mortgage covering California real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place, or (iii) if the undersigned (or any of them) has
(have) given or give(s) the Bank a deed of trust or mortgage covering real property which, under Texas law, constitutes the homestead of such person, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them) unless expressly provided to the contrary in another place.

If an Event of Default (as defined in the Credit Agreement) occurs or if the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3.605 of the Texas Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or the Indebtedness or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorneys' fees, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this
Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. Chapter 346 of the Texas Finance Code (and as the same may be incorporated by reference in other Texas statutes) shall not apply to the Indebtedness evidenced by this Note. THIS NOTE IS MADE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLE.

This Note and all other documents, instruments and agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with this Note or the Indebtedness evidenced hereby (whether executed and delivered prior to, concurrently with or subsequent to this Note), as such documents may have been or may hereafter be amended from time to time (the "Loan Documents") are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by the undersigned or prepayment agreement results (or would, if complied with, result) in the undersigned having paid, contracted for or being charged for any interest in excess of that permitted by law, then it is the express intent of the undersigned and Bank that this Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Bank shall be credited on the principal balance of this Note or, if fully paid, upon such other Indebtedness as shall then remaining outstanding (or, if this Note and all other Indebtedness have been paid in full, refunded to the undersigned), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by the undersigned for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the undersigned to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law, by giving notice, if required, to the undersigned as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

This Note is given in part in renewal, extension, and rearrangement, and not in extinguishment, of the unpaid principal balance of that certain Equipment Note (the "Renewed Note") dated June 24, 1999, in the original principal amount of $2,000,000.00, executed by the undersigned, payable to the order of the Bank. All liens, assignments and security interests securing the Renewed Note are hereby ratified, confirmed, renewed, extended, rearranged and brought forward as security for this note, in addition to and cumulative of all other security.

THE UNDERSIGNED AND THE BANK, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     ASD SYSTEMS, INC., a Texas Corporation              By:  /s/ Norm Charney    Its:     President
            obligor name typed/printed                      -------------------       ---------------------
                                                            signature of              title (if applicable)

                                                         By:                      Its:
                                                            -------------------       ---------------------
                                                            signature of              title (if applicable)

     3737 Grader, Suite 110,      Garland     Texas                75041
--------------------------------------------------------------------------------
STREET ADDRESS                     CITY       STATE                     ZIP CODE

-----------------------------------------------------------------------------------
     For Bank Use Only                                            ccar #
-----------------------------------------------------------------------------------
loan officer initials    loan group name     obligor name

-----------------------------------------------------------------------------------
loan officer id. no.     loan group no.      obligor no.     note no.     amount

-----------------------------------------------------------------------------------

TX-00184 (5-99)

[LOGO OF COMERICA APPEARS HERE]  Master Revolving Note
                                 Variable Rate-Maturity Date
                                 (Business and Commercial Loans Only)

========================================================================================================
     AMOUNT                  NOTE DATE              MATURITY DATE            TAX IDENTIFICATION NUMBER
     $2,000,000.00           September 2, 1999      May 13, 2000             75-2737041
--------------------------------------------------------------------------------------------------------

On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank-Texas, a Texas banking association ("Bank"), at any office of the Bank in the State of Texas, Two Million Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or until Default, as later defined, at a per annum rate equal to the lesser of (a) the Maximum Rate, as later defined, or (b) Bank's prime rate from time to time in effect plus three-quarters of one percent (.75%), and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus three percent (3%) per annum (but in no event in excess of the Maximum Rate.) If on any day the prime rate for that day plus .75% shall exceed the Maximum Rate for that day, the rate of interest applicable to this Note shall be fixed at the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid principal balance of this Note equals the total amount of interest which would have accrued if there had been no Maximum Rate. The Bank's "prime rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Maximum Rate or the Bank's prime rate, as applicable, changes. Subject to the limitations hereinbelow set forth, interest shall be calculated on the basis of a 360-day year for actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the 13th day of each calendar month, commencing on September 13, 1999, until the Maturity Date (set forth above), when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to a reasonable amount not to exceed five percent (5%) of each late payment may be charged on any payment not received by the Bank within ten (10) calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The term "Maximum Rate" as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full. Advances under this Note shall be governed by the terms of that certain Credit Agreement (the "Credit Agreement") dated May 13, 1999 between the undersigned and the Bank, as amended by instruments dated effective June __, 1999 and of even effective date herewith, and this Note is the Revolving Credit Note, as defined in the Credit Agreement.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness"), are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust, mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has(have) given or give(s) Bank a deed of trust or mortgage covering California real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place, or (iii) if the undersigned (or any of them) has (have) given or give(s) the Bank a deed of trust or mortgage covering real property which, under Texas law, constitutes the homestead of such person, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them) unless expressly provided to the contrary in another place.

If an Event of Default (as defined in the Credit Agreement) occurs or if the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3.605 of the Texas Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or the Indebtedness or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorneys' fees, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. Chapter 346 of the Texas Finance Code (and as the same may be incorporated by reference in other Texas statutes) shall not apply to the Indebtedness evidenced by this Note. THIS NOTE IS MADE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLE.

This Note and all other documents, instruments and agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with this Note or the Indebtedness evidenced hereby (whether executed and delivered prior to, concurrently with or subsequent to this Note), as such documents may have been or may hereafter be amended from time to time (the "Loan Documents") are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by the undersigned or prepayment agreement results (or would, if complied with, result) in the undersigned having paid, contracted for or being charged for any interest in excess of that permitted by law, then it is the express intent of the undersigned and Bank that this Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Bank shall be credited on the principal balance of this Note or, if fully paid, upon such other Indebtedness as shall then remaining outstanding (or, if this Note and all other Indebtedness have been paid in full, refunded to the undersigned), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by the undersigned for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the undersigned to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law, by giving notice, if required, to the undersigned as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

This Note is given in part in renewal, extension, and rearrangement, and not in extinguishment, of the unpaid principal balance of that certain Master Revolving Note (the "Renewed Note") dated June 24, 1999, in the original principal amount of $2,000,000.00, executed by the undersigned, payable to the order of the Bank. All liens, assignments and security interests securing the Renewed Note are hereby ratified, confirmed, renewed, extended, rearranged and brought forward as security for this Note, in addition to and cumulative of all other security.

THE UNDERSIGNED AND THE BANK, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     ASD SYSTEMS, INC., a Texas Corporation              By:  /s/ Norm Charney    Its:     President
            obligor name typed/printed                      -------------------       ---------------------
                                                            signature of              title (if applicable)

                                                         By:                      Its:
                                                            -------------------       ---------------------
                                                            signature of              title (if applicable)

     3737 Grader, Suite 110,      Garland     Texas                75041
--------------------------------------------------------------------------------
STREET ADDRESS                     CITY       STATE                     ZIP CODE

-----------------------------------------------------------------------------------
     For Bank Use Only                                            ccar #
-----------------------------------------------------------------------------------
loan officer initials    loan group name     obligor name

-----------------------------------------------------------------------------------
loan officer id. no.     loan group no.      obligor no.     note no.     amount

-----------------------------------------------------------------------------------

TX-00184 (5-99)